UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2009

Cytomedix, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

416 Hungerford Drive, Suite 330, Rockville, Maryland 20850
(Address of Principal Executive Office) (Zip Code)

240-499-2680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers’ Compensatory Arrangements of Certain Officers

Effective as of July 28, 2009, David Crews, a director of Cytomedix, Inc., a Delaware corporation (the "Company"), resigned as a member of the Company’s Board of Directors. He also resigned as a member of Audit and Compensation Committees of the Board, respectively.

Mr. Crews’ resignation was not for cause or due to any disagreements with the Company. He resigned for personal reasons, including increases in time requirements from other business opportunities. The Company appreciates Mr. Crews’ years of service on the Board and wishes him well in his future endeavors. The Company plans to fill the vacancy as soon as practical.

Item 9.01                      Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Andrew Maslan
Andrew Maslan, Chief Financial Officer

Date:  July 28, 2009